SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                              January 14, 2000
              ________________________________________________
              Date of report (Date of earliest event reported)


                          All Star Gas Corporation
           ______________________________________________________
             (Exact Name of Registrant as Specified in Charter)


        Missouri                1-11393                 43-1494323
     ______________      _____________________       __________________
     (State of           (Commission File No.)       (IRS Employer
     Incorporation)                                 Identification No.)


                                P.O. Box 303
                         119 West Commercial Street
                          Lebanon, Missouri 65536
        ____________________________________________________________
           (Address of Principal Executive Offices and Zip Code)


                               (417) 532-3103
            ____________________________________________________
            (Registrant's telephone number, including area code)

                                    N/A
       _____________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)



 Item 5.   Other Events.

           A copy of the press release issued by All Star Gas Corporation on January 14, 2000 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


 Item 7.   Financial Statements, Pro Forma
           Financial Information and Exhibits.

      (c)  Exhibits

           99.1 Press Release issued by All Star Gas Corporation on January 14, 2000




                                 Signatures

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated:  January 14, 2000

                                   ALL STAR GAS CORPORATION


                                   By: /s/ Valeria Schall
                                      -------------------------------
                                      Name:  Valeria Schall
                                      Title: Executive Vice President




                               EXHIBIT INDEX

 Exhibit No.              Description
 -----------              -----------
 99.1                     Press Release issued by All Star Gas Corporation
                          on January 14, 2000